UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2004

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-33335


           Delaware                                         41-1251159
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                          Identification Number)


380 St. Peter Street, St. Paul, Minnesota          55102-1302
(Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[] Soliciting material pursuant to Rule14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
   Act (17CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

     On September 30, 2004, Lawson Software, Inc. issued a press release relating to fiscal 2005 first quarter results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.05  Costs Associated with Exit or Disposal Activities

     (a) On September 28, 2004, the Company's Board of Directors approved management's plan, developed in late September 2004, that is designed to enhance the Company's operating effectiveness and profitability. Under the plan, the Company will centralize structure, consolidate leadership and reduce long-term costs to realign projected expenses with anticipated revenue levels. The plan includes a reduction of approximately 100 employees in the United States and the United Kingdom, which will result in a charge for severance and related benefits of approximately $2.5 million in the second quarter ending November 30, 2004. The reduction includes employees who work in operations, marketing, sales, research and development, support and services. All terminations and related payments are expected to be completed during fiscal 2005. Management of the Company is continuing to evaluate other cost reduction opportunities that may result in additional charges in the second quarter ending November 30, 2004 and during the remainder of fiscal 2005. Because management has not completed its evaluation and plan, the nature, amount and timing of any additional charges are not currently determinable.

Item 8.01 Other Events

     On September 30, 2004, Lawson Software, Inc. issued a press release relating to consolidation of leadership and centralization of sales and services. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

     99.1 Press release of Lawson Software, Inc. issued September 30, 2004 relating to fiscal 2005 first quarter results.

     99.2 Press release of Lawson Software, Inc. issued September 30, 2004 relating to consolidation of leadership and centralization of sales and services.

     The information in Item 2.02 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Lawson Software, Inc.

Date: September 30, 2004         By: /s/ Robert G. Barbieri
                                 ------------------------------
                                 Robert G. Barbieri
                                 Executive Vice President and Chief Financial
                                 and Performance Officer